SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                 Form 8 - K



                               CURRENT REPORT

           Current Report Pursuant to Section 13 or 15 (d) of the
                       Securities Exchange Act of 1934


      Date of Report  (Date of earliest event reported):   April 21, 2000


                             BONDED MOTORS, INC.
                             -------------------
             (Exact name of registrant as specified in charter)


   California                       0-28102            95-2698520
----------------------------        ------------       --------------------
(State or Other Jurisdiction of     (Commission        (I.R.S. Employer
Incorporation or Organization )     File Number)       Identification Number)


7522 South Maie Avenue, Los Angeles, CA                       90001
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(Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code:         (323) 583-8631
                                                            --------------

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ITEM 5.  OTHER EVENTS.

The Company announced today that Comerica Bank notified the Company today of its intention to proceed with foreclosure proceedings on substantially all of the assets of the Company. Management intends to cooperate with the Bank in the foreclosure process and in the orderly dispostion of the assets of the Company. Effective today, the manufacturing operations of the Company have ceased, and the affairs of the Company will be wound-up in an orderly manner.

John F. Creamer, Robert L. Green and William Robinson previously resigned as directors on April 10, April 6 and April 17, 2000, respectively. Mr. Ribinson also resigned his position as Executive Vice President on April 17, 2000.



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                                   SIGNATURES

    Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California, on April 21, 2000.

                                         BONDED MOTORS, INC.


                                         /s/AARON LANDON
                                         -----------------------------------
                                         by Aaron Landon
                                         President and Chief Executive Officer
                                         (Principal Executive Officer)


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